UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________________________

FORM 8-K
 _____________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2023

 __________________________________________
MOHEGAN TRIBAL GAMING AUTHORITY
(Exact name of registrant as specified in its charter)
 __________________________________________

Not Applicable	033-80655	06-1436334
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT		06382
(Address of principal executive offices)		(Zip Code)
(860) 862-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7     Regulation FD
Item 7.01. Regulation FD Disclosure.
The Mohegan Tribal Gaming Authority (the “Company”) today issued a press release announcing that it no longer will be a voluntary filer with the U.S. Securities and Exchange Commission. A copy of the press release is attached hereto as Exhibit 99.1.
The Company intends to continue to provide current reports and quarterly and annual financial information on its website at www.mohegangaming.com, under the “Investor Relations/Financial Updates” section. Interested parties may sign up on the Company's website to receive email updates. The Company also plans to continue to host quarterly operating results conference calls.
The information, including the exhibit attached hereto, in this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Section 9 Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits
The following exhibits are furnished as part of this this Current Report on Form 8-K:
99.1    Press Release of the Mohegan Tribal Gaming Authority, dated January 30, 2023.
104    Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY
Date:	January 30, 2023	By:	/s/ Ralph James Gessner Jr.
Ralph James Gessner Jr.
Chairman, Management Board